Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2010
Asset Retirement Obligation [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
	Environmental rehabilitation obligations
	Long-term environmental obligations comprising decommissioning and restoration are based on the Company’s environmental management plans, in compliance with the current environmental and regulatory requirements.

		$
	The following is a reconciliation of the total liabilities for asset retirement obligations:

	Balance as at December 31, 2009	385
	Additions to liabilities	26
	Liabilities settled	(6)
	Accretion expense	22
	Change in assumptions	76	(1)
	Other movements	2
	Translation	25
	Balance as at December 31, 2010	530

(1)	Revisions relate to changes in laws and regulations governing the protection of the environment and factors relating to rehabilitation estimates, cost escalations and a change in the quantities of material in reserves and a corresponding change in the life of mine plan. These liabilities are anticipated to unwind beyond the end of the life of mine.

These liabilities mainly relate to obligations at the Company’s active and inactive mines to perform reclamation and remediation activities in order to meet applicable existing environmental laws and regulations.

Certain amounts have been contributed to a rehabilitation trust and environmental protection bond under the Company's control. The monies in the trust and bond are invested primarily in interest bearing debt securities and cash and are included in Other long-term assets in the Company’s consolidated balance sheet. Cash balances held in the trust and bond are classified as restricted cash in the Company’s consolidated balance sheets. As at December 31, the carrying amounts and estimated fair values of balances held in the trust and bond were as follows:

	December 31, 2010		December 31, 2009

	Carrying		Carrying
	amount	Fair value	amount	Fair value
	$	$	$	$

Securities	117	118	69	69
Cash	32	32	53	53
	149	150	122	122